UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Men’s Wearhouse, Inc. (the “Company”) announced that, effective as of June 29, 2015, Bruce K. Thorn, age 48, was named Executive Vice President, Chief Operating Officer of the Company.  Prior to joining the Company, Mr. Thorn held various operational roles with PetSmart, Inc. since 2007, most recently as Executive Vice President, Store Operations, Services and Supply Chain.  Mr. Thorn’s other experiences include leadership roles with The Gap, Inc., Cintas Corporation, LESCO, Inc. and The United States Army.

In connection with his appointment as Chief Operating Officer, the Company has entered into an employment agreement with Mr. Thorn, which provides for an annual salary and certain other benefits.  Pursuant to the employment agreement, Mr. Thorn’s base annual salary is $650,000 and is subject to increases as set from time to time by the Company’s Board of Directors.  Upon commencement of employment, Mr. Thorn will receive a sign-on bonus of $200,000, which is subject to repayment if he voluntarily resigns from the Company within 24 months of his start date.  Additionally, upon commencement of employment, Mr. Thorn will be awarded an initial equity grant valued at $1.2 million consisting of deferred stock units, stock options and performance units.  Mr. Thorn is also eligible for an annual bonus under the Company’s non-equity annual incentive bonus program with a target bonus of 75% of his base salary, if earned, with a minimum guaranteed bonus of $243,750 for fiscal 2015.  In addition, the Company entered into a Change in Control Agreement with Mr. Thorn, consistent with the form of agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2009.

The foregoing description of Mr. Thorn’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)                                 On July 1, 2015, the Company held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following matters:

1.                                      the election of eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2.                                      the approval of a proposal to amend the Company’s 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan;

3.                                      the approval of the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

4.                                      the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

5.                                      the ratification of the appointment of the firm Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015.

(b)                                 The eight nominees of the Board of Directors of the Company were elected at the meeting, and, with respect to (i) the approval of a proposal to amend the Company’s 2004 Long-Term Incentive Plan, as amended, to increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and remove remaining share recycling provisions from the plan, (ii) the approval of the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iv) the ratification of the appointment of Deloitte & Touche LLP, each received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each matter were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
William B. Sechrest	42,054,700	1,036,021	1,733,057
David H. Edwab	42,475,937	614,784	1,733,057
Douglas S. Ewert	42,532,819	557,902	1,733,057
Rinaldo S. Brutoco	42,045,298	1,045,423	1,733,057
Sheldon I. Stein	42,511,309	579,412	1,733,057
Grace Nichols	42,799,456	291,265	1,733,057
Allen I. Questrom	42,660,109	430,612	1,733,057
B. Michael Becker	42,185,436	905,285	1,733,057

Proposal 2 — Approval of amendment to the Company’s 2004 Long-Term Incentive Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

41,709,851	1,330,416	50,454	1,733,057

Proposal 3 — Approval of the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

42,062,420	973,615	54,686	1,733,057

Proposal 4 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

42,501,136	475,113	114,472	1,733,057

Proposal 5 — Ratification of independent registered public accounting firm:

Shares Voted For	Shares Voted Against	Abstentions

43,553,270	1,221,285	49,223

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are included in this Form 8-K:

Number	Description

10.1	Fourth Amendment to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2	Employment Agreement dated effective as of June 29, 2015, by and between The Men’s Wearhouse, Inc. and Bruce K. Thorn.

10.3

Form of Change in Control Agreement entered into by and between The Men’s Wearhouse, Inc. and Bruce K. Thorn (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 20, 2009).

99.1	Press Release of the Company dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 2015

THE MEN’S WEARHOUSE, INC.

By:	/s/ BRIAN T. VACLAVIK
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2	Employment Agreement dated effective as of June 29, 2015, by and between The Men’s Wearhouse, Inc. and Bruce K. Thorn.

10.3

Form of Change in Control Agreement entered into by and between The Men’s Wearhouse, Inc. and Bruce K. Thorn (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 20, 2009).

99.1	Press Release of the Company dated July 1, 2015.